Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of the Amendment Effective Date (as herein defined), to the Amended and Restated Revolving Credit Agreement dated as of September 25, 2015 (the “Credit Agreement”), among KBR, Inc. (the “Borrower”), the several banks and other institutions from time to time parties thereto (the “Lenders”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

II. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as hereinafter defined)):

(a) Section 1.01 of the Credit Agreement is amended by adding the following definitions in alphabetical order:

“Ammonia Project” means an engineering, procurement and construction project relating to an ammonia plant located in Louisiana, completed by Borrower’s engineering and construction business segment.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Power Project” means an engineering, procurement and construction project relating to an electric power-generating plant located in Iowa, undertaken by Borrower’s non-strategic business segment.

“Permitted Ammonia Project Cash Chargebacks” means cash payments on non-cash estimated project losses incurred by the Borrower directly attributable to the Ammonia Project in an amount not to exceed $44,000,000 recorded for the period commencing with the fiscal quarter ending December 31, 2016 through and including the fiscal quarter ending September 30, 2017.

“Permitted Power Project Cash Chargebacks” means cash payments on non-cash estimated project losses incurred by the Borrower directly attributable to the Power Project in an amount not to exceed $112,000,000 recorded for the period commencing with the fiscal quarter ending December 31, 2016 through and including the fiscal quarter ending March 31, 2018.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended by (a) deleting the “and” at the end of clause (B) of the proviso thereof, (b) relating “.” with “; and” at the end of clause (C) of the proviso thereof, and (c) adding a new clause (D) at the end of the proviso thereof as follows:

(D) for the purposes of determining Consolidated EBITDA (solely for purposes of determining compliance with Section 5.03(a) but not for not for any other purpose, including, without limitation, the calculation of the Applicable Margin), to the extent such amounts are included as deductions from Consolidated EBITDA for the period, Borrower may add back to such Consolidated Net Income Attributable to Borrower all amounts attributed to the Permitted Power Project Cash Chargebacks and the Permitted Ammonia Project Cash Chargebacks.

2

(c) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Defaulting Lender” means, at any time, subject to Section 2.21(h), (i) any Bank that has failed for three or more Business Days to comply with its obligations under this Agreement to make an Advance and/or make a payment to any Issuing Bank in respect of a Letter of Credit Advance or make any other payment due hereunder (each a “funding obligation”) unless such Bank has notified the Administrative Agent and the Borrower in writing that such failure is the result of such Bank’s determination that one or more conditions precedent to funding has not been satisfied (each of which conditions precedent, together with the applicable Default, if any, shall be specifically identified in such writing), (ii) any Bank that has notified the Administrative Agent, the Borrower or any Issuing Bank in writing or has stated publicly, that it does not intend to comply with its funding obligation hereunder, unless such writing or statement states that such position is based on such Bank’s determination that one or more conditions precedent to funding cannot be satisfied (each of which conditions precedent, together with the applicable Default, if any, shall be specifically identified in such writing or public statement), (iii) any Bank that has defaulted on its funding obligations under other loan agreements, credit agreements or similar financing agreements with the Borrower or any Subsidiary thereof, (iv) any Bank that has, for five or more Business Days, failed to confirm in writing to the Administrative Agent and the Borrower, in response to a written request of the Administrative Agent or the Borrower, that it will comply with its prospective funding obligations hereunder (provided that such Bank will cease to be a Defaulting Lender pursuant to this clause (iv) upon the Administrative Agent’s and the Borrower’s receipt of such written confirmation), (v) any Bank with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Bank or its Parent Company (provided, in each case, that neither the reallocation of funding obligations provided for in Section 2.21(a) as a result of a Bank’s being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated funding obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender) or (vi) any Bank that has become the subject of a Bail-in Action. Any determination by the Administrative Agent that a Bank is a Defaulting Lender under any of clauses (i) through (vi) above will be conclusive and binding absent manifest error, and such Bank will be deemed to be a Defaulting Lender (subject to Section 2.21(h)) upon notification of such determination by the Administrative Agent in good faith to the Borrower, the Issuing Banks and the Banks.

(d) Section 2.21(a)(i) of the Credit Agreement is amended and restated in its entirety as follows:

(i) the L/C Exposure of such Defaulting Lender will, subject to the limitations in proviso (A) below, automatically be reallocated (effective on the day such Bank becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Commitments; provided that (A) the sum of each Non-Defaulting Lender’s total Revolving Credit Exposure and its Pro Rata Share of the L/C Exposure may not in any event exceed the Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation, and (B) subject to Section 8.20, neither such reallocation

3

nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Banks or any other Bank may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender; and

(e) Section 5.03(a) of the Credit Agreement is amended and restated in its entirety as follows:

(a) Consolidated Debt to Consolidated EBITDA. Shall not permit, (1) as of the last day of any fiscal quarter from the fiscal quarter ending December 31, 2016 to December 31, 2017, the ratio of Consolidated Debt to Consolidated EBITDA, for the four fiscal quarters ending on such date to be greater than 3.50 to 1.00, or (2) as of the last day of any fiscal quarter thereafter, the ratio of Consolidated Debt to Consolidated EBITDA, for the four fiscal quarters ending on such date to be greater than 3.25 to 1.00.

(f) A new Section 8.20 is added to the Credit Agreement as follows:

8.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

III. Effectiveness of Amendment. This Amendment shall become effective as of December 21, 2016 (the “Amendment Effective Date”) upon receipt by the Administrative Agent of (a) counterparts to this Amendment executed by the Borrower and the Subsidiary Guarantors, the Administrative Agent, and the Required Banks, (b) the Amendment Fee as set forth in Section IV below and (c) any other amounts due and payable to the Administrative Agent.

4

IV. Amendment Fee. The Borrower shall pay to Administrative Agent in immediately available funds, on or before the Amendment Effective Date, for the account of each Lender that delivers its signature page to this Amendment by the date requested by the Borrower for the delivery of signatures hereto, an amendment fee (the “Amendment Fee”) in an amount equal to each such Lender’s Commitment times five (5) basis points. The Amendment Fee shall be payable in full upon the Amendment Effective Date and shall be nonrefundable.

V. Representations and Warranties. The Borrower hereby represents and warrants as of the Amendment Effective Date that after giving effect to this Amendment, (a) each of the representations and warranties in the Credit Agreement shall be true and correct in all material respects as if made on and as of the Amendment Effective Date (except to the extent that (i) such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any such representations or warranties are qualified by a materiality standard, in which case such representation and warranties shall be true in all respects) and (b) no Default or Event of Default has occurred and is continuing.

VI. Expenses. The Borrower shall pay all reasonable and invoiced fees, charges and disbursements of counsel to the Administrative Agent related to this Amendment.

VII. Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters set forth herein and shall not constitute an amendment or waiver of any other provision of the Credit Agreement or any other Loan Document not expressly referred to herein or be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent. Except as expressly waived hereby, the provisions of the Credit Agreement or any other Loan Document are and shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is a Loan Document.

VIII. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IX. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[signature pages follow]

5

WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER

KBR, INC.

By:	/s/ James Philip McCormick, Jr.
Name:	James Philip McCormick, Jr.
Title:	Vice President – Finance, Treasurer

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

CONSENT BY GUARANTORS

Each of the undersigned Subsidiary Guarantors hereby acknowledges receipt of a copy of the foregoing Amendment, consents to the Amendment and reaffirms the terms and conditions of the Guarantee executed by it and acknowledges and agrees that such Guarantee remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

[signatures are on the following page]

SUBSIDIARY GUARANTORS

KBR HOLDINGS, LLC

KELLOGG BROWN & ROOT LLC

KELLOGG BROWN & ROOT SERVICES, INC.

KBR USA LLC

KBR GROUP HOLDINGS, LLC

KBRWYLE TECHNOLOGY SOLUTIONS, LLC

WYLE INC.

By:	/s/ James Philip McCormick, Jr.
Name:	James Philip McCormick, Jr.
Title:	Vice President – Treasurer

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

CITIBANK, N.A., as a Bank and as an Issuing Bank

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as an Issuing Bank and a Bank

By:	/s/ Patrick Martin
Name:	Patrick Martin
Title:	Managing Director

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

BNP PARIBAS, as an Issuing Bank and a Bank

By:	/s/ Liz Chang
Name:	Liz Chang
Title:	Vice President

By:	/s/ Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

ING BANK N.V., DUBLIN BRANCH, as an Issuing Bank and a Bank

By:	/s/ Sean Hasset
Name:	Sean Hasset
Title:	Director

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, as an Issuing Bank and a Bank

By:	/s/ J. Frazell
Name:	J. Frazell
Title:	Director

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

COMPASS BANK, as an Issuing Bank and a Bank

By:	/s/ Aaron Loyd
Name:	Aaron Loyd
Title:	Vice President

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

LLOYDS BANK PLC, as a Bank

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President – W004

By:	/s/ Joel Slomko
Name:	Joel Slomko
Title:	Assistant Vice President – S088

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

MUFG UNION BANK, N.A., as a Bank

By:	/s/ Susan Swerdloff
Name:	Susan Swerdloff
Title:	Managing Director

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

REGIONS BANK, as a Bank

By:	/s/ Joey Powell
Name:	Joey Powell
Title:	Director

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

STANDARD CHARTERED BANK, as a Bank

By:	/s/ Steven Aloupis
Name:	Steven Aloupis A2388
Title:	Managing Director
Loan Syndications
Standard Chartered Bank

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

NATIONAL BANK OF KUWAIT S.A.K., GRAND CAYMAN BRANCH, as a Bank

By:	/s/ Wendy Wanninger
Name:	Wendy Wanninger
Title:	Executive Manager

By:	/s/ Michael McHugh
Name:	Michael McHugh
Title:	Executive Manager

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

COMERICA BANK, as a Bank

By:	/s/ L.J. Perenyi
Name:	L.J. Perenyi
Title:	Vice President

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

NBAD AMERICAS N.V., as a Bank

By:	/s/ David Young
Name:	David Young
Title:	Director, Client Relationship
NBAD Americas N.V.

By:	/s/ Pamela Sigda
Name:	Pamela Sigda
Title:	Chief Operating Officer & SVP
NBAD Americas N.V.

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]

RIYAD BANK HOUSTON AGENCY, as a Bank

By:	/s/ Michael Meiss
Name:	Michael Meiss
Title:	General Manager

By:	/s/ Manny Cafeo
Name:	Manny Cafeo
Title:	Operations Manager

[Signature Page to First Amendment to

KBR, Inc. Amended and Restated Credit Agreement]